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                                                                  Exhibit 10.4.1


                   SECOND AMENDMENT TO AMENDED AND RESTATED
                      MORTGAGE LOAN WAREHOUSING AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made and dated as of the 9th day of January, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, COMERICA BANK - CALIFORNIA, a California banking corporation, FIRST UNION NATIONAL BANK, a national banking association, and GUARANTY FEDERAL BANK, a federal savings bank (all of the above individually a "Lender" and, collectively, the "Lenders"), FNBC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST CHICAGO NATIONAL PROCESSING ASSOCIATION, a Delaware corporation, as collateral agent for the Administrative Agent and the Lenders (in such capacity, the "Collateral Agent"), and HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company").

                                   RECITALS

     A. Pursuant to that certain Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 29, 1997 among the Administrative Agent, the Collateral Agent, the Lenders and the Company (the "Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

     B. The Company filed a Form S-1 with the United States Securities and Exchange Commission on October 20, 1997 (and subsequently filed an amended Form S-1 on December 11, 1997) describing its plans to have an initial public offering of its common stock (the "IPO"), copies of which Form S-1 and amended Form S-1 have been distributed to the Lenders.

     C. In connection with the IPO, the Company has requested certain amendments and waivers to the Agreement and the Lenders have agreed thereto on certain conditions, all as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                   AGREEMENT

     1.   Payment of Dividends.
          --------------------

          (a) Upon the occurrence of the IPO, the Company will no longer be an S Corporation under the Code. The Company desires to make a distribution to its current shareholders, in an aggregate amount not to exceed the amount of the Company's aggregate taxable income which has not been previously distributed (the "Shareholder Distribution"), from a portion of the proceeds from the IPO. The Lenders hereby approve the Shareholder Distribution, such approval to be effective as of the IPO Effective Date (as defined in Paragraph 13(b) below) if and when it occurs.

          (b) Effective as of the IPO Effective Date, Paragraph 12(f) of the Agreement is hereby amended to read in its entirety as follows:

                   "12(f) Payment of Dividends. (1) Declare or pay any dividends
                          --------------------
     upon any shares of the Company's stock now or hereafter outstanding, except dividends payable in the capital stock of the Company, or (2) make any distribution of assets to its stockholders as such, whether in cash, property or securities, or (3) set aside any of its property for the purpose of doing any of the foregoing; provided, however, that the Company may pay, from time to time during any fiscal year of the Company, dividends and distributions in an aggregate amount not to exceed twenty-five percent (25%) of the amount equal to the Adjusted Net Income of the Company to date for such fiscal year (calculated as of each fiscal quarter end of such fiscal year); and provided further, that no dividend payment otherwise permitted above shall be made if, immediately before or after giving effect thereto, any Event of Default or Potential Default exists or would exist."

          (c) Effective as of the IPO Effective Date, a new definition of the term "Adjusted Net Income" is hereby added to Paragraph 16 of the Agreement in correct alphabetical order to replace the definition of the term "Pre-Tax Income," to read in its entirety as follows:

              "'Adjusted Net Income' shall mean for any period the positive
                -------------------
     consolidated net income of the Company for such period, determined in accordance with the methodology described on Schedule V."
                                                  ----------

          (d) Effective as of the IPO Effective Date, Schedule V to the
                                                      ----------
Agreement is hereby replaced by Replacement Schedule V attached hereto.
                                ----------------------

    2.    Prepayment of Subordinated Debt.
          -------------------------------

          (a) The Company desires to prepay in full all outstanding principal and accrued interest (in an aggregate amount not exceeding $11,000,000.00) in connection with certain unsecured Subordinated Debt of the Company to Peter Paul and/or Jessica Paul (the "Paul Subordinated Debt") with a portion of the proceeds from the IPO. The Lenders hereby approve

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such prepayment of the Paul Subordinated Debt, such approval to be effective as of the IPO Effective Date if and when it occurs.

          (b)  Effective as of the IPO Effective Date, Exhibit N to the
                                                       ---------
Agreement is hereby replaced by Replacement Exhibit N attached hereto.
                                ----------------------

    3.    Purchase or Retirement of Stock. The Company desires the flexibility
          --------------------------------
to repurchase and retire shares of its common stock once it becomes a public company and the Lenders have agreed to provide such flexibility as long as no Event of Default or Potential Default exists. Effective as of the IPO Effective Date, Paragraph 12(g) of the Agreement is hereby amended by adding the phrase "if, immediately before or after giving effect to any such acquisition, purchase, redemption or retirement, any Event of Default or Potential Default exists or would exist" after the word "outstanding" at the end of the paragraph.

    4.    Minimum Net Worth.
          -----------------

          (a) To reflect the agreement of the parties hereto to change the minimum net worth requirements under the Agreement, effective as of the Effective Date (as defined in Paragraph 13(a) below), Paragraph 12(k) of the Agreement is hereby amended to read in its entirety as follows:

                    "12(k) Minimum Net Worth. Permit at any date its
                           -----------------
                    consolidated:

                           (1) Effective Net Worth to be less than the greater of: (i) the amount equal to $40,000,000.00 plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year commencing with the year 1998, and (ii) the amount equal to eighty percent (80%) of its consolidated Effective Net Worth as of the end of the month of occurrence of the initial public offering of the Company's common stock, minus such additional reductions thereafter that may occur as a result of the final determination of the exact amount of the Shareholder Distribution, plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year (with the first year being a partial year commencing the month immediately following the month of occurrence of the initial public offering of the Company's common stock); or

                           (2) Adjusted Tangible Net Worth to be less than the greater of: (i) the amount equal to $70,000,000.00 plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year commencing with the year 1998, and (ii) the amount equal to eighty percent (80%) of its consolidated Adjusted Tangible Net Worth as of the end of the month of occurrence of the initial public offering of the Company's common stock, minus such additional reductions thereafter that may occur as a result of the final determination of the exact amount of the Shareholder Distribution, plus fifty percent (50%) of the Company's consolidated annual net income (if positive)

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          earned each calendar year (with the first year being a partial year commencing the month immediately following the month of occurrence of the initial public offering of the Company's common stock)."

          (b) Effective as of the Effective Date, a new definition of the term "Shareholder Distribution" is hereby added to Paragraph 16 of the Agreement in correct alphabetical order to read in its entirety as follows:

              "'Shareholder Distribution' shall mean the distribution by the
                ------------------------
       Company to its shareholders, in an aggregate amount not to exceed the amount of the Company's aggregate taxable income which has not been previously distributed, from a portion of the proceeds from the initial public offering of the Company's common stock, which distribution has been expressly approved in writing by one hundred percent (100%) of the Lenders."

       5. Current Ratio. To reflect the agreement of the parties hereto to
          -------------
exclude certain assets of the Company in the determination of its Current Ratio, effective as of the Effective Date, the definition of the term "Current Ratio" set forth in Paragraph 16 of the Agreement is hereby amended to read in its entirety as follows:

              "'Current Ratio' shall mean at any date the ratio of current
                -------------
       assets to current liabilities of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, however, that in determining the Company's current assets for purposes hereof, the following assets shall be excluded: (a) the aggregate outstanding principal amount of all loans and advances outstanding to officers and employees of the Company and its Subsidiaries, and (b) any transferor interests retained by the Company in any securitizations of HELOCs and interest only strips receivables that will not be realized in the immediately following twelve-month period."

       6. Stock Ownership. To reflect the agreement of the parties hereto to
          ---------------
change the stock ownership requirement in anticipation of the IPO, effective as of the IPO Effective Date, Paragraph 13(i) of the Agreement is hereby amended to read in its entirety as follows:

              "13(i) Peter Paul shall cease to own at least twenty-five percent (25%) of the outstanding shares of capital stock of the Company; or any other Person, or Persons acting in concert, shall hold, directly or indirectly, beneficial interests in more shares of capital stock than Peter Paul does."

       7. Reduction in Pricing. To reflect the agreement of the Lenders to
          --------------------
reduce the interest rates applicable to certain Loans upon the occurrence of the IPO, effective as of the IPO Effective Date, the definitions of the terms "Eurodollar Spread," "Federal Funds Pricing Spread" and "Overnight Transaction Loan Rate" set forth in Paragraph 16 of the Agreement are hereby amended to read in their entirety as follows:

              "'Eurodollar Spread' shall mean eleven-twentieths of one percent
                -----------------
       (0.55%).

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              'Federal Funds Pricing Spread' shall mean: (a) for any Tranche A
               ----------------------------
       Loan maintained as a Federal Funds Rate Loan, twenty-seven-fortieths of one percent (0.675%), and (b) for any Tranche D Loan, one-half of one percent (0.50%).

              'Overnight Transaction Loan Rate' shall mean for any Tranche C
               -------------------------------
       Loan on any day such Tranche C Loan is outstanding the rate per annum determined by the Administrative Agent for such day to be its overnight transaction loan rate plus nine-tenths of one percent (0.90%)."

       8.  Eligible High LTV Mortgage Loan. To reflect the agreement of the
           -------------------------------
parties hereto to permit certain Mortgage Loans the Obligors on which had a FICO score of less than 680 to be included as Eligible High LTV Mortgage Loans, effective as of the Effective Date, subparagraphs (e) and (h) of the definition of the term "Eligible High LTV Mortgage Loan" set forth in Paragraph 16 of the Agreement are hereby amended to read in their entirety as follows:

              "(e) The Obligor on said Mortgage Loan had a FICO score of not less than 640 or, if the Obligor on said Mortgage Loan had a FICO score of less than 640, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible High LTV Mortgage Loans the Obligor on which had a FICO score of less than 640 included in the computation of the Collateral Value of the Borrowing Base does not exceed one-half of one percent (0.50%) of the Aggregate Credit Limit;

              (h) Said Mortgage Loan generally conforms to all underwriting and other requirements of an Approved High LTV Investor and, in addition, if the Obligor on said Mortgage Loan had a FICO score of less than 640, said Mortgage Loan generally conforms to all underwriting standards of FNMA or FHLMC."

       9.  Addition of Approved High LTV Investor. Effective as of the Effective
           --------------------------------------
Date, the Lenders hereby approve Residential Funding Corporation and FirstPlus Financial Group, Inc. as additional Approved High LTV Investors for all purposes of the Agreement.

       10. Eligible Non-Conforming Mortgage Loan. To reflect the agreement of
           --------------------------------------
the parties hereto to add certain additional eligibility requirements applicable to Eligible Non-Conforming Mortgage Loans, effective as of the Effective Date, a new subparagraph (j) is hereby added to the definition of the term "Eligible Non-Conforming Mortgage Loan" set forth in Paragraph 16 of the Agreement to read in its entirety as follows:

              "(j) If said Mortgage Loan has a Loan-to-Value Ratio in excess of eighty percent (80%) but not in excess of eighty-five percent (85%), and is not covered by a policy of private mortgage insurance, said Mortgage Loan has an original principal balance of not more than $650,000.00."

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

       11.  Reaffirmation of Other Loan Documents. The Company hereby affirms
            -------------------------------------
and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Administrative Agent, the Collateral Agent or the Lenders under the Agreement, the Security Agreement or any other Loan Document, (b) the term "Obligations" as defined in Paragraph 16 of the Agreement includes, without limitation, the Obligations of the Company under the Agreement as amended by this Amendment, (c) the Security Agreement remains in full force and effect and such agreement constitutes a continuing first priority security interest in and lien upon the Collateral, and (d) for any and all purposes, any reference to the Agreement following the effective date of this Amendment shall constitute a reference to the Agreement as amended to date, including, without limitation, by this Amendment.

       12.  Modification of Related Documents. All reports and other forms
            ---------------------------------
utilized in connection with the day-to-day operations of the credit facility evidenced by the Agreement shall be deemed modified consistent with the provisions of this Amendment.

       13.  Effective Date and IPO Effective Date.
            -------------------------------------

            (a) The amendments set forth in Paragraphs 4, 5, 8, 9 and 10 above shall be effective on the earliest date (the "Effective Date") upon which the Administrative Agent has received (a) duly executed copies of this Amendment from each of the Lenders, the Administrative Agent, the Collateral Agent and the Company, and (b) such board resolutions, incumbency certificates and other additional documentation as the Administrative Agent may request in connection herewith.

            (b) The amendments set forth in Paragraphs 1, 2, 3, 6 and 7 above shall be effective on the earliest date (the "IPO Effective Date") after the Effective Date upon which the IPO shall occur and each of the following statements shall be true: (i) the IPO involves the offering of between 4,500,000 and 5,700,000 shares of capital stock of the Company to the public market, (ii) there is no violation of any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, in connection with the IPO, and (iii) the Net Proceeds from the IPO is not less than $20,000,000.00. For the purposes hereof, "Net Proceeds" shall mean the gross proceeds from the IPO minus all underwriter fees and expenses, the aggregate amount of the Shareholder Distribution, and the aggregate amount required to repay in full all outstanding amounts under the Paul Subordinated Debt.

       14.  Representations and Warranties. The Company hereby represents and
            ------------------------------
warrants to the Administrative Agent and the Lenders as follows:

            (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its

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

terms. The execution, delivery and performance of this Amendment will not violate any Requirement of Law or Contractual Obligation or require any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

            (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

       15.  No Other Amendment. Except as expressly amended herein, the Loan
            ------------------
Documents shall remain in full force and effect as currently written.

       16.  Counterparts. This Amendment may be executed in any number of
            ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                                       7
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                          HEADLANDS MORTGAGE COMPANY,
                                          a California corporation



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          a national banking association, as
                                          Administrative Agent and a Lender



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION,
                                          a national banking association, as a
                                          Lender


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          THE BANK OF NEW YORK,
                                          a banking corporation organized under
                                          the laws of the State of New York,
                                          as a Lender


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

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                                          COMERICA BANK-CALIFORNIA,
                                          a California banking corporation, as
                                          a Lender


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          FIRST UNION NATIONAL BANK,
                                          a national banking association, as a
                                          Lender


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          GUARANTY FEDERAL BANK,
                                          a federal savings bank, as a Lender


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          FIRST CHICAGO NATIONAL PROCESSING
                                          CORPORATION, a Delaware corporation,
                                          as Collateral Agent


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                                       9
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                                                          REPLACEMENT SCHEDULE V
                                                          ----------------------

                                  SCHEDULE V:
              METHODOLOGY FOR COMPUTATION OF ADJUSTED NET INCOME



Net Income                                                       $ XX

                            LESS

     FAS 122      Gain On Sale of Mortgages                        XX

     FAS 122      Decrease in Deferred Tax Liability               XX

                            PLUS

     FAS 122      Loss On Sale of Mortgages                        XX

     FAS 122      Service Release Premiums                         XX

     FAS 122      Amortization and Impairment
                  of Servicing Rights                              XX

     FAS 122      Net Book Value of Servicing
                  Assets Sold                                      XX

     FAS 122      Increase in Deferred Tax Liability               XX

     ADJUSTED NET INCOME
                                                                 $ XX


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